UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 4, 2010 (April 30, 2010)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement.

On April 30, 2010, Newtek Small Business Finance, Inc. (“NSBF”) and CrystalTech Web Hosting, Inc. (“CrystalTech” and together with NSBF, the “Borrowers”), each a subsidiary of Newtek Business Services, Inc. (the “Company”) entered into a Loan and Security Agreement (the “Agreement”) with Capital One, N.A. (“Capital One”), pursuant to which Capital One has provided the Borrowers two five-year term loans totaling $14,583,333.36 (the “Term Loans”) to May 1, 2015. The Agreement has been approved by the U.S. Small Business Administration and the proceeds have been used to pay off NSBF’s revolving credit line with General Electric Capital Corporation (“GE”) and to refinance Crytaltech’s existing loan from Capital One.

The Term Loans consist of two notes, NSBF’s Note A for $12.5 Million and CrystalTech’s Note B for $2,083,333.36 (collectively, the “Notes”). The Notes bear interest on the outstanding balance, at the Borrower’s selection, at either (1) an interest rate equal to the monthly London Interbank Offered Rate (“LIBOR”) plus 4.25% or (2) a fluctuating interest rate for any day equal to the prime commercial lending rate of Capital One plus either 2.25% or 2.5%, but in either case not less that 5.75% per annum. The Term Loans provide for monthly payments of interest and principal. The Agreement specifies certain events of default, pursuant to which Capital One could require immediate repayment by the Borrowers of all outstanding amounts due. The Company has guarantied the repayment of the Term Loans by the Borrowers pursuant to the Guaranty of Payment and Performance, dated as of April 30, 2010, with Capital One, N.A. (the “Guaranty”).

The above description is a summary and is qualified in its entirety by the terms of the Agreement and the Guaranty, which are filed as Exhibits 10.16.1 and 10.16.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

A press release of May 3, 2010 announcing the Term Loans is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.16.1	Loan and Security Agreement, dated as of April 30, 2009, by and between CrystalTech Web Hosting, Inc., Newtek Small Business Finance, Inc. and Capital One, N.A.

10.16.2	Guaranty of Payment and Performance, dated as of April 30, 2010, by and between Newtek Business Services, Inc. and Capital One, N.A.

99.1	Press Release, dated May 3, 2010, “Newtek Business Services, Inc., The Small Business Authority, Announces Closing of New Term Loan from Capital One, N.A.”

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services, Inc.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: May 4, 2010	/s/ Barry Sloane
Barry Sloane
Chairman of the Board, Chief Executive Officer, Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.16.1	Loan and Security Agreement, dated as of April 30, 2009, by and between CrystalTech Web Hosting, Inc., Newtek Small Business Finance, Inc. and Capital One, N.A.

10.16.2	Guaranty of Payment and Performance, dated as of April 30, 2010, by and between Newtek Business Services, Inc. and Capital One, N.A.

99.1	Press Release, dated May 3, 2010, “Newtek Business Services, Inc., The Small Business Authority, Announces Closing of New Term Loan from Capital One, N.A.”